CONFIDENTIAL

Exhibit 10.153

*** Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by three Asterisks.

THIRTEENTH AMENDMENT TO CONTRACT FOR ALASKA ACCESS SERVICES

This THIRTEENTH AMENDMENT TO THE CONTRACT FOR ALASKA ACCESS SERVICES (“Thirteenth Amendment”) is entered into effective as of December 21, 2007 (“Effective Date”), by and between GENERAL COMMUNICATION, INC. and its indirectly, wholly-owned subsidiary, GCI COMMUNICATION CORP., both Alaska corporations (together, “GCI”) with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2783 and MCI COMMUNICATIONS SERVICES, INC., d/b/a VERIZON BUSINESS SERVICES (successor-in-interest to MCI Network Services, Inc., which was formerly known as MCI WORLDCOM Network Services (“Verizon”) with offices located at 22001 Loudoun County Parkway, Ashburn, VA 20147 (GCI with Verizon, collectively the “Parties,” and individually, a “Party”).

RECITALS

WHEREAS, GCI and Verizon entered into that certain Contract for Alaska Access Services dated January 1, 1993 (“Original Agreement”), as amended by (i) the First Amendment to Contract for Alaska Access Services dated as of March 1, 1996, (ii) the Second Amendment to Contract for Alaska Access Services dated as of January 1, 1998, (iii) the Third Amendment to Contract for Alaska Access Services dated as of March 1, 1998, (iv) the Fourth Amendment to Contract for Alaska Access Services dated as of January 1, 1999, (v) the Fifth Amendment to Contract for Alaska Access Services dated as of August 7, 2000, (vi) the Sixth Amendment to Contract for Alaska Access Services dated as of February 14, 2001, (vii) the Seventh Amendment to Contract for Alaska Access Services dated as of March 8, 2001, (viii) the Eighth Amendment to Contract for Alaska Access Services dated as of July 1, 2003, (ix) the Ninth Amendment to Contract for Alaska Access Services dated as of January 23, 2005, (x) the Tenth Amendment to Contract for Alaska Access Services dated as of May 1, 2006, (xi) the Eleventh Amendment to Contract for Alaska Access Services dated as of January 1, 2007, and (xii) the Twelfth Amendment to Contract for Alaska Access Services dated as of December 13, 2007 (collectively, “Agreement”) which set forth the general terms and conditions under which GCI provides certain telecommunications services to Verizon; and

WHEREAS, the Parties desire to further modify the Agreement in accordance with the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

I. New Definitions. Section 1 DEFINITIONS of the Agreement is hereby amended to add the following new definitions:

“J. Alaska Switched ***: A dedicated SONET-protected *** circuit used exclusively by *** for the transport of *** Alaska Switched Voice Traffic between Seattle, Washington and Alaska.

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K. Alaska Switched *** Service Outage: “Service Outage” shall mean any failure of a Alaska Switched ***, causing loss of traffic or a disruption or degradation of the Alaska Switched *** capacity for more than ***.”

II.	Alaska/CONUS ***. Effective as of January 1, 2008, a new Section 2.B.(14) shall be added to the Agreement:

“2.B(14) Alaska/CONUS ***: Contingent upon *** the recurring *** Northbound Traffic by a minimum of *** by no later than January 15, 2008, *** agrees to implement Alaska Switched *** (“***”). The rate for up to *** circuits is $***. *** capacity is ineligible for the ***, and no such *** will be applied with respect to *** capacity. *** agrees to use the *** capacity exclusively for the transport of *** Alaska Switched Voice Traffic between Seattle, Washington and Alaska. When *** for *** apply, *** for the Alaska/CONUS *** element set forth in Exhibit 2 shall not apply.

In the event that total *** Northbound and *** Southbound traffic drops below *** of the remaining term of the Agreement (a “Significant Loss of Traffic”), then the *** capacity will be terminated commencing on the first day of the following month and (a) *** will continue to be obligated to purchase Alaska/CONUS *** for all *** Northbound and Southbound Traffic from GCI, and (b) *** agrees to pay for Alaska/CONUS *** at *** through the remaining term of the Agreement regardless of the minutes of use of such traffic in any month of the remaining term.

III.      Rates and Charges. Effective as of January 1, 2008, Section 2.B.(9) of the Agreement shall be deleted in its entirety and the following inserted in its place:

“2.B.(9) *** and *** Services. *** and *** Services shall be *** GCI FCC Tariff #1 and *** shall reflect the requested terrestrial or satellite ***. Except as otherwise expressly provided herein, each month, GCI shall calculate the total*** and *** Service *** for all *** requirements of *** and below and *** will be calculated and applied as follows:

*** Northbound Traffic *** and shall be identified ***; and

*** Southbound Traffic *** and shall be identified ***

Further, during *** GCI shall calculate the total *** and *** Service *** for all *** requirements of *** or greater and *** will be calculated and applied as follows:

*** Northbound Traffic *** and shall be identified ***; and

*** Southbound Traffic *** and shall be identified ***

However, in the event of a Significant Loss of Traffic, Section 2.B.9 of the Agreement shall then be immediately deleted in its entirety and the following inserted in its place, without the necessity of any further action by the Parties:

“2.B.(9) *** and *** Services. *** and *** Services shall be *** GCI FCC Tariff #1 and *** shall reflect the requested terrestrial or satellite ***. Each month, GCI shall calculate the total *** and *** Service *** for all *** requirements of *** and below and *** will be calculated and applied as follows:

*** Northbound Traffic *** and shall be identified ***; and

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*** Southbound Traffic *** and shall be identified ***

Further, during *** GCI shall calculate the total *** and *** Service Charges for all *** requirements of *** or greater and *** will be calculated and applied as follows:

*** Northbound Traffic *** and shall be identified ***; and

*** Southbound Traffic *** and shall be identified ***

IV.       Alaska Switched ***. Effective as of January 1, 2008, a new Section 2.B.(15) shall be added to the Agreement:

“2.B.(15). Alaska Switched ***. For each *** that occurs, GCI will issue ***. The *** will appear on the ***. *** occurring during the last *** of service must be *** to the *** within thirty (30) days after the termination of Service. *** documentation in the *** will include: (i) the date of the ***; (ii) the time (hour and minute) of the beginning and ending of the ***period; and (iii) the reason for the ***.”

V.        Service ***. Upon the Effective Date of the Thirteenth Amendment, GCI shall ***. *** of the *** Northbound Traffic *** for December 2007. The *** Southbound Traffic *** for December 2007.

VI.       Effect of Amendment. All other terms and conditions of the Agreement not expressly modified by this Thirteenth Amendment shall remain in full force and effect. The Parties hereby affirm and agree such terms remain binding.

VII.     Further Assurances. The Parties shall cooperate in good faith, and enter into such other instruments and take such actions, as may be necessary or desirable, to fully implement the intent of this Thirteenth Amendment.

VIII.    Counterparts; Signatures. This Thirteenth Amendment may be executed in counterparts, each of which shall be deemed an original and both of which shall constitute one and the same instrument. When signed by each Party’s authorized representative, a copy of facsimile of this Thirteenth Amendment shall have the same force and effect as one bearing an original signature.

IX.       Entire Agreement. This Thirteenth Amendment, together with the Agreement, including exhibits hereto and other documents incorporated by reference, contains the complete agreement of the Parties with regard to the subject matter herein and supersedes and replaces all other prior contracts and representations concerning its subject matter. In the event of a conflict between the terms of this Thirteenth Amendment and the Agreement, the terms of this Thirteenth Amendment shall control. Any further amendments to the Agreement must be in writing and signed by authorized representatives of both Parties.

IN WITNESS WHEREOF, the Parties hereto each acting with proper authority have executed this Thirteenth Amendment as of the Effective Date.

MCI COMMUNICATIONS SERVICES, INC.

By: /s/ Peter H. Reynolds

CONFIDENTIAL

Printed Name: Peter H. Reynolds

Title: Director

GCI COMMUNICATION CORP.

By: /s/ Richard Westlund

Printed Name: Richard Westlund

Title: Senior Vice President & General Manager, Network Access Services

GENERAL COMMUNICATION, INC.

By: /s Richard Westlund

Printed Name: Richard Westlund

Title: Senior Vice President & General Manager, Network Access Services